UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Gateway Boulevard, Suite 350
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operation and Financial Condition.

On January 27, 2025, Akero Therapeutics, Inc. (the “Company”) provided an update regarding the amount of cash, cash equivalents and marketable securities it had on hand as of December 31, 2024. Although the Company has not finalized its financial results for such period, the Company currently anticipates that its cash, cash equivalents and marketable securities were approximately $800 million as of December 31, 2024. This information is preliminary and unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2024, and is subject to change upon completion of the Company’s financial statement closing procedures and the audit of the Company’s consolidated financial statements.

The information furnished under this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On January 27, 2025, the Company issued a press release titled “Akero Therapeutics Reports Preliminary Topline Results Showing Statistically Significant Reversal of Compensated Cirrhosis (F4) Due to MASH—by Both Completer and ITT Analyses—at Week 96 in Phase 2b SYMMETRY Study.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. Copies of its SYMMETRY Study slide presentation and its corporate presentation are being furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K. The information under this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 27, 2025, the Company released preliminary topline week 96 results from SYMMETRY, a Phase 2b study evaluating the efficacy and safety of its lead product candidate efruxifermin (“EFX”) in patients with biopsy-confirmed compensated cirrhosis (F4), Child-Pugh Class A, due to metabolic dysfunction-associated steatohepatitis (“MASH”). Among patients with baseline and week 96 biopsies (n=134), 39% of patients treated with 50mg EFX (n=46) (p=0.009) experienced reversal of cirrhosis with no worsening of MASH, compared to 15% for placebo (n=47). In the Intent to Treat (ITT) population (n=181), with all missing week 96 biopsies treated as failures, 29% of patients in the 50mg EFX group (n=63) (p=0.031) experienced reversal of cirrhosis with no worsening of MASH, compared to approximately 12% in the placebo group (n=61).

With more than a doubling of effect size from weeks 36 to 96 in the 50mg group (from 10% to 24%), the SYMMETRY study underscores the benefit of longer EFX treatment for patients with compensated cirrhosis (F4).

In a subgroup of patients with baseline and week 96 biopsies who were not taking GLP-1 at baseline (n=97), 45% in the 50mg EFX group experienced reversal of cirrhosis with no worsening of MASH (n=29) (p=0.009) compared to 17% for placebo (n=36), suggesting that the observed reversal of cirrhosis was not attributable to GLP-1 therapy.

Summary of Week 96 Reversal of Cirrhosis Endpoint

	Primary Analysis (N=134)[1]				ITT Analysis (N=181)[2]
Histology Endpoint[3] (Proportion of Patients)	Placebo (N=47)	28mg (N=41)	50mg (N=46)		Placebo (N=61)	28mg (N=57)	50mg (N=63)
≥1 stage fibrosis improvement without worsening MASH (%)	15	29	39	**	12	21	29	*

[1]	All patients with baseline and week 96 biopsies
[2]	The 47 randomized and dosed patients who had missing biopsies at week 96 are treated as failures in the ITT analysis (without imputation)
[3]	Biopsies scored independently by two pathologists; third available to adjudicate (which was not required)
*	p<0.05, ** p<0.01, versus placebo (Cochran-Mantel-Haenszel test (“CMH”))

Summary of Week 96 Changes in Key Noninvasive Measures of Liver Fibrosis and Injury

Measure (LS Mean Change From Baseline to Week 96)	Placebo (n=49)	28mg (n=40-41)		50mg (n=47)
ELF Score	+0.22	-0.34	***	-0.53	***
Liver Stiffness (%) (FibroScan)	-8	-18		-24	*
ALT (U/L)	-6.8	-10.5		-11.1
AST (U/L)	-1.6	-8.1		-11.2	**

*	p<0.05, *** p<0.001, versus placebo (MMRM)

EFX was reported to be generally well-tolerated. There were no deaths on EFX, but one death in the placebo arm due to pneumonia. None of the Serious Adverse Events were determined to be related to study drug. Across both EFX groups, the most frequent adverse events (“AEs”) were grade 1 or 2, gastrointestinal in origin (diarrhea, nausea, and increased appetite) and transient in nature.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding: the Company’s business plans and objectives, including future plans or expectations for EFX and ongoing clinical studies, including the anticipated or potential therapeutic effects of EFX, as well as the dosing, safety and tolerability of EFX; and the expected cash, cash equivalents and marketable securities as of December 31, 2024.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: the success, cost, and timing of the Company’s product candidate development activities and planned clinical trials; the Company’s ability to execute on its strategy; positive results from any of its clinical studies may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States and foreign countries; the Company’s ability to fund operations. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (“SEC”) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Akero Therapeutics, Inc. on January 27, 2025

99.2	Phase 2b SYMMETRY Study slide presentation of Akero Therapeutics, Inc.

99.3	Corporate presentation of Akero Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2025	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D.
President and Chief Executive Officer